UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 18, 2005
                                                        ------------------

                                 Ultratech, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-22248                  94-3169580
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

      3050 Zanker Road, San Jose, California                95134
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     (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (408) 321-8835
                                                          ------------------


                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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


 Item 7.01         Regulation FD Disclosure


On August 18, 2005 Ultratech, Inc. posted an update to its quarterly teleconference guidance on its Website at www.ultratech.com. The full text of this message is included as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01          Financial Statements and Exhibits

c.   Exhibits

     Exhibit       Description
     -------       -----------

     99.1          Financial Update by CFO August 18, 2005.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 ULTRATECH, INC.
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                                  (Registrant)


Date: August 18, 2005    By:/s/ BRUCE R. WRIGHT
     -----------------      ----------------------------------------------------
                              Bruce R. Wright
                              Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)


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


                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

99.1          Financial Update by CFO August 18, 2005.


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